Exhibit 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of September 29, 2010, by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower that are parties hereto (the “Guarantors”), the Lenders (as defined below) that are parties hereto, and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 13, 2006 (as amended, supplemented and modified from time to time and in effect immediately prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and
     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to do so;
     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Guarantors, the Lenders executing this Amendment and the Administrative Agent agree as follows:
     1. Amendments to SECTION 1.01 (“Certain Defined Terms”).
     (a) Section 1.01 is hereby amended by replacing the respective definitions for the terms “Borrower Partnership Agreement,” “Change of Control,” and “EBITDA,” with the following definitions:
     “Borrower Partnership Agreement” shall mean the Amended and Restated Agreement of Limited Partnership of the Borrower dated as of the Sixth Amendment Effective Date, as the same may thereafter be amended from time to time as permitted by this Agreement.
     “Change of Control” shall mean:
     (a) (i) prior to the Trigger Date, ArcLight Capital Partners, LLC, Kelso & Company, and Neuberger Berman Group LLC and their respective affiliates shall cease to control, directly or indirectly, (x) the General Partner of the Borrower, and (y) so long as Buckeye GP Holdings L.P. remains in existence, each of Buckeye GP Holdings L.P. and the general partner of Buckeye GP Holdings L.P., and (ii) on and after the Trigger Date, any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than BGH Holdings, ArcLight Capital Partners, LLC, Kelso & Company, and their respective affiliates, collectively, shall own and control, beneficially and of record, directly or indirectly, a number of “LP Units” (as defined in the Borrower Partnership Agreement) that would entitle such person or group to vote LP Units representing, in the aggregate, more than 50% of the total number of outstanding LP Units that are entitled to vote and be counted for purposes of calculating the required votes and that are deemed to be outstanding for purposes of determining a quorum at any annual meeting of the limited partners of the Borrower or otherwise in the election of “Public Directors” (as defined in the Borrower Partnership Agreement) of the General Partner; or
     (b) Continuing Directors cease for any reason to constitute collectively a majority of the members of the board of directors of the General Partner then in office; or
     (c) the General Partner shall cease to be the sole general partner of the Borrower; or
     (d) the Borrower shall cease to own and control, beneficially and of record, directly or indirectly, all of the outstanding member or other equity interests in the General Partner.
As used herein, “beneficially own” or words of similar import shall have the meaning provided in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to beneficially own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange pursuant to such offer.
As used herein “Continuing Director” means any member of the board of directors of the General Partner who (i) is a member of such board of directors as of the Sixth Amendment Effective Date, or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.
     “EBITDA” shall mean, for any Person for any period, the sum of (i) Consolidated Net Income of such Person and its Consolidated Subsidiaries for such period plus (ii) the following expenses or charges to the extent deducted from Consolidated Net Income for such period: interest, taxes, depreciation, depletion and amortization plus (iii) with respect to the Borrower and its Consolidated Subsidiaries, Material Project EBITDA Adjustments, if any, of the Borrower and its Consolidated Subsidiaries, plus (iv) non-cash unit-based compensation expense incurred during the period. With respect to the Borrower, if during any period the Borrower or any Subsidiary acquires any Person and such acquired Person becomes a Restricted Subsidiary, or the Borrower or a Restricted Subsidiary acquires all or substantially all of the assets of any Person, the EBITDA attributable to such Person or assets for such period determined on a pro forma basis (as reasonably diligenced by the Borrower) may be included in EBITDA for the calculation of the Funded Debt Ratio. From and after the Lodi Closing, EBITDA shall include, as a positive amount, the amount, if any, by which the accounting expense associated with any ground lease obligations of Lodi and its Subsidiaries exceeds the cash expenditures payable with respect to such lease obligations.
     (b) Section 1.01 is hereby further amended by adding in appropriate alphabetical order the following defined terms and accompanying definitions:
     “Buckeye GP Holdings Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P. dated as of the Sixth Amendment Effective Date and adopted pursuant to Section 2.1(c) of the Merger Agreement, as the same may be amended from time to time as permitted by this Agreement.

     “General Partner LLC Agreement” shall mean the Second Amended and Restated Limited Liability Company Agreement of the General Partner dated as of the Sixth Amendment Effective Date, as the same may be amended from time to time as permitted by this Agreement.
     “Merger Agreement” shall mean the First Amended and Restated Agreement and Plan of Merger dated as of August 18, 2010, among the Borrower, the General Partner, Grand Ohio, LLC, Buckeye GP Holdings L.P., and MainLine Management LLC, as filed by the Borrower in its Amendment No. 1 to Form S-4, Registration Statement with the Securities and Exchange Commission on August 18, 2010, and as the same may be amended from time to time (but excluding any such amendment that would adversely affect in any material respect the interests of the Lenders or could otherwise reasonably be expected to have a Material Adverse Effect).
     “Sixth Amendment” shall mean the Sixth Amendment to Credit Agreement dated as of September 29, 2010, among the Borrower, the Guarantors, the Lenders that are parties thereto, and the Administrative Agent.
     “Sixth Amendment Effective Date” shall mean the date on which all conditions to the effectiveness of the Sixth Amendment, as provided therein, have been satisfied and/or waived in writing by the Required Lenders.
     “Trigger Date” shall mean the date on which the “Public Limited Partners” shall have the right to vote for the election of “Public Directors” of the Board of Directors of the General Partner in accordance with the terms of Section 16.1(b) of the Borrower Partnership Agreement.
     2. Amendment to SECTION 7.22 (“Ownership of Parties”). Section 7.22 of the Credit Agreement is hereby amended by replacing such Section 7.22 in its entirety with the following:
     SECTION 7.22. Ownership of Parties.
     (a) The Borrower is a limited partnership formed under the laws of the State of Delaware.
     (b) The form of organization and equity ownership of each Restricted Subsidiary and each Unrestricted Subsidiary as of September 29, 2010, modified to reflect the Borrower’s reasonable expectation on such date of the pro forma changes to such information necessary to account for the merger and related transactions described in Section 9(b)(i) of the Sixth Amendment, is set forth on Schedule 7.22.
     (c) Buckeye GP Holdings L.P. owns 100% of the equity interests of the General Partner as of the date hereof.
     3. Amendment to SECTION 8.09 (“Compliance with and Modification of Organizational Documents”). Section 8.09 of the Credit Agreement is hereby amended by replacing such Section 8.09 in its entirety with the following:
     SECTION 8.09. [DELETED].
     4. Amendment to SECTION 9.08 (“Mergers, Etc.”). Section 9.08 of the Credit Agreement is hereby amended by replacing the word “such” in the third line of such Section with the word “a”.

     5. Amendment to SECTION 9.17 (“Partnership Agreements”). Section 9.17 of the Credit Agreement is hereby amended by replacing such Section 9.17 in its entirety with the following:
          SECTION 9.17. Organizational Agreements.
     Without the prior written consent of the Required Lenders, the Borrower shall not amend the Borrower Partnership Agreement or the General Partner LLC Agreement in any manner that would be materially adverse to the interests of the Lenders or could otherwise reasonably be expected to have a Material Adverse Effect.
     6. Amendment to Schedule 7.22 (“Ownership of Parties”). Schedule 7.22 of the Credit Agreement is hereby amended by replacing such Schedule in its entirety with the Schedule 7.22 attached hereto.
     7. Amendment to Schedule 9.03 (“Investments, Loans and Advances”). Schedule 9.03 of the Credit Agreement is hereby amended by replacing such Schedule in its entirety with the Schedule 9.03 attached hereto.
     8. Consent to Partnership Amendment. By their execution of this Amendment, the Required Lenders hereby consent to the amendment of the Borrower Partnership Agreement as set forth in the form of Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. attached as Annex B to the Merger Agreement (as defined in this Amendment), together with any amendments thereto (or to the form thereof) that are made or effected on or before the Sixth Amendment Effective Date, so long as such amendments are of a type that would be permitted without the consent of the Required Lenders pursuant to Section 9.17 of the Credit Agreement (as amended by Section 5 of this Amendment).
     9. Effectiveness of Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that:
(a) the amendment being made by Sections 4 and 7 of this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment with respect to Sections 4 and 7, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto, and (ii) executed counterparts of this Amendment from the Borrower, the Guarantors and the Required Lenders;
(b) the amendments being made by this Amendment (other than the amendments effected by Sections 4 and 7 hereof) shall not become effective, and the Borrower shall have no rights under this Amendment with respect to any such amendments until (i) the merger of Grand Ohio, LLC with and into Buckeye GP Holdings (with Buckeye GP Holdings surviving the merger) and the related transactions as provided in Articles II and III of the Merger Agreement (as defined in this Amendment) shall have been consummated and effected in accordance with the terms of such Merger Agreement, (ii) the Borrower Partnership Agreement shall have been amended and restated in the form of the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. attached as Annex B to such Merger Agreement, (iii) the Buckeye GP Holdings Partnership Agreement shall have been amended and restated in the form of the Second Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P. attached as Annex

A to such Merger Agreement and (iv) the Administrative Agent shall have received (x) reimbursement or payment of its costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto, and (y) executed counterparts of this Amendment from the Borrower, the Guarantors and the Required Lenders; provided, however, that in the case of clauses (ii) and (iii) above, it is understood and agreed that any amendments to the agreements referred to therein (or forms thereof) that are of a type that would be permitted without the consent of the Required Lenders pursuant to Section 9.17 of the Credit Agreement (as amended by Section 5 of this Amendment) shall not be prohibited and shall not be deemed to constitute a failure by Borrower to satisfy the conditions set forth in such clauses; and
(c) until such time as this Amendment shall have become effective as provided in paragraph (b) above, all of the terms and conditions of the Credit Agreement (after giving effect only to the amendment made by Sections 4 and 7 of this Amendment) shall remain in full force and effect, and no Default or Event of Default that may exist or have occurred and be continuing pursuant to the terms of the Credit Agreement as of the Sixth Amendment Effective Date shall be deemed to have been cured or waived by any amendment or consent provided by the terms of this Amendment or otherwise, except as any such Default or Event of Default shall have been hereafter expressly waived in writing in accordance with the requirements of the Credit Agreement.
     10. Notice of Trigger Date. The Borrower agrees to give the Administrative Agent prompt written notice as to the occurrence of the “Trigger Date” as defined in this Amendment.
     11. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower, the General Partner and the Guarantors (collectively, the “Loan Parties”) hereby represents and warrants to the Lenders and the Administrative Agent that:
     (a) The execution and delivery by such Loan Party of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary partnership, limited liability company, partner and/or member action; (iii) are not in contravention of any provision of such Loan Party’s certificate of formation, certificate of partnership, partnership agreement, operating agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;
     (b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general application relating to or affecting creditors’ rights and general principles of equity; and

     (c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.
     12. Reaffirmations and Acknowledgments.
     Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of its Guaranty with respect to the Debt now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Debt of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, its Guaranty (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranties.
     13. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
     14. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
     15. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.
     16. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
     17. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.
     18. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.
     19. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC, its general partner

By:	/s/ William H. Schmidt, Jr.

	Name:	William H. Schmidt, Jr.
	Title:	Vice President, General Counsel and Secretary

GUARANTORS:

BUCKEYE PIPE LINE COMPANY, L.P.

By:	MAINLINE L.P.
its General Partner

	By:	MAINLINE GP, INC.
its General Partner

		By:	/s/ William H. Schmidt, Jr.

			Name:	William H. Schmidt, Jr.
			Title:	Vice President, General Counsel and Secretary

BUCKEYE PIPE LINE HOLDINGS, L.P.

By:	MAINLINE L.P.
its General Partner

	By:	MAINLINE GP, INC.
its General Partner

		By:	/s/ William H. Schmidt, Jr.

			Name:	William H. Schmidt, Jr.
			Title:	Vice President, General Counsel and Secretary

[Signature Page to Sixth Amendment to Credit Agreement]

BUCKEYE GULF COAST HOLDINGS I, LLC

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE GULF COAST HOLDINGS II, LLC

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE GULF COAST PIPE LINES, L.P.

By:	BUCKEYE GULF COAST HOLDINGS I, LLC
its General Partner

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE TERMINALS, LLC

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

NORCO PIPE LINE COMPANY, LLC

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

[Signature Page to Sixth Amendment to Credit Agreement]

EVERGLADES PIPE LINE COMPANY, L.P.

By:	MAINLINE L.P.
its General Partner

By:	MAINLINE GP, INC.
its General Partner

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

WOOD RIVER PIPE LINES LLC

By:	/s/ William H. Schmidt, Jr.

Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE PIPE LINE TRANSPORTATION LLC

By:	/s/ William H. Schmidt, Jr.

Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE TEXAS PIPE LINE COMPANY, L.P.

By:	BUCKEYE GULF COAST HOLDINGS I, LLC
its General Partner

By:	/s/ William H. Schmidt, Jr.

Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

FERRYSBURG TERMINAL, LLC

By:	/s/ William H. Schmidt, Jr.

Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

[Signature Page to Sixth Amendment to Credit Agreement]

LENDERS: SUNTRUST BANK as Administrative Agent and Lender
By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO MERRILL LYNCH BANK USA
By:	/s/ William W. Stevenson
	Name:	William W. Stevenson
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

CITIBANK, N.A.
By:	/s/ Todd J. Mogil
	Name:	Todd J. Mogil
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

BNP PARIBAS
By:	/s/ Matthew A. Turner
	Name:	Matthew A. Turner
	Title:	Vice President

By:	/s/ John A. Clark
	Name:	John A. Clark
	Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Thomas Okamoto
	Name:	Thomas Okamoto
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Philippe Sandmeier
	Name:	Philippe Sandmeier
	Title:	Managing Director

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc
By:	/s/ Brian D. Williams
	Name:	Brian D. Williams
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Linda Terry
	Name:	Linda Terry
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A.
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

WELLS FARGO BANK, N.A.
By:	/s/ Christine Faith
	Name:	Christine Faith
	Title:	Director

[Signature Page to Sixth Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ April Varner-Nanton
	Name:	April Varner-Nanton
	Title:	Director

[Signature Page to Sixth Amendment to Credit Agreement]

MERRILL LYNCH BANK USA
By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

WILLIAM STREET CREDIT CORPORATION
By:	/s/ Allison O’Connor
	Name:	Allison O’Connor
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

Schedule 7.22
Structure and Ownership of Subsidiaries
(Expected Post-Merger)

Restricted or
Name of Subsidiary	Unrestricted	Form of Organization	Equity Ownership
Buckeye Pipe Line Company, L.P.	Restricted	Delaware limited partnership	MainLine L.P. – 0.08% general partnership interest

Buckeye Partners, L.P. – 99.92% limited partnership interest

Buckeye Pipe Line Holdings, L.P.	Restricted	Delaware limited partnership	MainLine L.P. – 0.32% general partnership interest

Buckeye Partners, L.P. – 99.68% limited partnership interest

Buckeye Gulf Coast Holdings I, LLC	Restricted	Delaware limited liability company	Buckeye Pipe Line Holdings, L.P. – 100% of member interests

Buckeye Gulf Coast Holdings II, LLC	Restricted	Delaware limited liability company	Buckeye Pipe Line Holdings, L.P. – 100% of member interests

Buckeye Gulf Coast Pipe Lines, L.P.	Restricted	Delaware limited partnership	Buckeye Gulf Coast Holdings I, LLC – 1% general partnership interest

Buckeye Gulf Coast Holdings II, LLC – 99% limited partnership interest

Buckeye Texas Pipe Line Company, L.P.	Restricted	Delaware limited partnership	Buckeye Gulf Coast Holdings I, LLC – 1% general partnership interest

Buckeye Gulf Coast Holdings II, LLC – 99% limited partnership interest

Restricted or
Name of Subsidiary	Unrestricted	Form of Organization	Equity Ownership
Gulf Coast/Products GP Holding LLC	Unrestricted	Delaware limited liability company	Buckeye Gulf Coast Holding II, LLC – 100% member interest

Gulf Coast/Products Holding L.P.	Unrestricted	Delaware limited partnership	Gulf Coast/Products GP Holding LLC – 1% general partnership interest

Buckeye Gulf Coast Holdings II, LLC – 99% limited partnership interest

Buckeye Products Pipe Line, L.P.	Unrestricted	Delaware limited partnership	Gulf Coast/Products GP Holding LLC – 1% general partnership interest

Gulf Coast/Products Holding L.P. – 62.34% limited partnership interest

Gulf Coast Pipe Line, L.P.	Unrestricted	Delaware limited partnership	Gulf Coast/Products GP Holding LLC – 1% general partnership interest

Gulf Coast/Products Holding L.P. – 62.34% limited partnership interest

Buckeye Terminals, LLC	Restricted	Delaware limited liability company	Buckeye Pipe Line Holdings, L.P. – 100% of member interests

Ferrysburg Terminal, LLC	Restricted	Delaware limited liability company	Buckeye Terminals, LLC – 100% of member interests

Buckeye Albany Terminal LLC	Restricted	Delaware limited liability company	Buckeye Terminals, LLC – 100% of member interests

NORCO Pipe Line Company, LLC	Restricted	Delaware limited liability company	Buckeye Pipe Line Holdings, L.P. – 100% of member interests

Wespac Pipelines – Reno, LLC	Restricted	Delaware limited liability company	Buckeye Pipe Line Holdings, L.P. – 100% of member interests

Wespac Pipelines – Memphis LLC	Unrestricted	Nevada limited liability company	Buckeye Pipe Line Holdings, L.P. – 50% of member interests

Restricted or
Name of Subsidiary	Unrestricted	Form of Organization	Equity Ownership
Wespac Pipelines – San Diego LLC	Unrestricted	Delaware limited liability company	Buckeye Pipe Line Holdings, L.P. – 100% of member interests

Transport 4, LLC	Unrestricted	Delaware limited liability company	Buckeye Pipe Line Company, L.P. – 25% of member interests

West Shore Pipe Line Company	Unrestricted	Delaware corporation	Buckeye Pipe Line Holdings, L.P. – 34.57% of outstanding stock

West Texas LPG Pipeline Limited Partnership	Unrestricted	Texas limited partnership	Buckeye Pipe Line Holdings, L.P. – 19.8% limited partnership interest and .2% general partnership interest

Muskegon Pipeline LLC	Unrestricted	Delaware limited liability company	Buckeye Pipe Line Holdings, L.P. – 40% of member interests

Wood River Pipe Lines LLC	Restricted	Delaware limited liability company	Buckeye Partners, L.P. – 100% of member interests

Buckeye Pipe Line Transportation LLC	Restricted	Delaware limited liability company	Buckeye Partners, L.P. – 100% of member interests

Everglades Pipe Line Company, L.P.	Restricted	Delaware limited partnership	MainLine L.P. – 1% general partnership interest

Buckeye Partners, L.P. – 99% limited partnership interest

Laurel Pipe Line Company, L.P.	Restricted	Delaware limited partnership	MainLine L.P. – 1% general partnership interest

Buckeye Partners, L.P. – 99% limited partnership interest

Restricted or
Name of Subsidiary	Unrestricted	Form of Organization	Equity Ownership
Buckeye Gas Storage LLC	Restricted	Delaware limited liability company	Buckeye Partners, L.P. – 100% of member interests

Lodi Gas Storage, L.L.C.	Restricted	Delaware limited liability company	Buckeye Gas Storage LLC – 100% of member interests

Buckeye Energy Holdings LLC	Restricted	Delaware limited liability company	Buckeye Partners, L.P. – 100% of member interests

Buckeye Energy Services LLC	Restricted	Delaware limited liability company	Buckeye Energy Holdings LLC – 100% of member interests

Buckeye Mexico Holdings LLC	Restricted	Delaware limited liability company	Buckeye Gulf Coast Holdings II, LLC - 100% of member interests

Buckeye GP Holdings L.P.	Restricted	Delaware limited partnership	MainLine Management LLC – Non economic general partner interest

Buckeye Partners, L.P. – 100% limited partner interest

Buckeye GP LLC	Restricted	Delaware limited liability company	Buckeye GP Holdings L.P. – 100% of member interests

MainLine GP, Inc.	Restricted	Delaware corporation	Buckeye GP LLC – 100% of outstanding stock

Restricted or
Name of Subsidiary	Unrestricted	Form of Organization	Equity Ownership
MainLine L.P.	Restricted	Delaware limited partnership	MainLine GP, Inc. – 0.001% general partner interest

Buckeye GP LLC – 99.999% limited partner interest

Buckeye Partners, L.P. / SunTrust Credit Facility Investment Basket
Section 9.03: Investments, Loans and Advances:

	project loans	investments
Unrestricted Subsidiaries	August 31, 2010
WesPac Pipelines — San Diego LLC	—	11,303,066
WesPac Pipelines — Memphis LLC	42,238,108	(1,915,000)
West Texas LPG Pipeline, Limited Partnership	—	52,902,615
West Shore Pipe Line Company	—	44,795,961
Muskegon Pipeline LLC	—	14,437,600
Transport 4	—	349,502
Buckeye Products Pipe Line, L.P.	—	17,266,963
Gulf Coast Pipe Line, L.P.	—	6,066,770

TOTAL Investments and Loans	$42,238,108	$145,207,477